TAXES ON INCOME (Schedule of Net Operating Loss Carry-Forwards) (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2015	Dec. 31, 2014
TAXES ON INCOME [Abstract]
Israel		$ 38,926	$ 41,684
United States	[1]	1,218	757
Tax Loss Carry-Forwards		$ 40,144	$ 42,441
Expiration date		Dec. 31, 2027

[1]	Utilization of U.S. net operating losses may be subject to substantial annual limitation due to the “change in ownership” provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization.